UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

NORRIS INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55695	46-503476
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 Palo Pinto St., Suite B
Weatherford, Texas	76086
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 809-6900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securiteis registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

ITEM 4.01. Changes in Registrant’s Certifying Accountant

On June 10, 2021, the Board of Directors of Norris Industries, Inc. (“Company”), dismissed Marcum LLP as the independent registered public accounting firm to the Company. The Company engaged Horne, LLP to be the independent registered public accounting firm to the Company for the fiscal year ending February 28, 2022.

Termination of Marcum LLP

The reports of Marcum LLP (“Marcum”) on the Company’s consolidated balance sheets as of February 29, 2020 and February 28, 2021 and the related consolidated statements of operations, consolidated statements of changes in stockholders’ equity and consolidated statements of cash flows for the years then ended, did not contain an adverse opinion or disclaimer of opinion.

During the Company’s most recent fiscal year, and the period subsequently through June 10, 2021, there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make a reference to the subject matter of the disagreements in connection with their review on the Company’s financial statements for such periods. In its Annual Report on Form 10-K, the Company disclosed control deficiencies which are material weaknesses. There were no other reportable events (as described under Item 304(a)(1)(v) of Regulation S-K) during the Company’s most recent fiscal year and subsequently through June 10, 2021.

The Company has provided Marcum with a copy of this disclosure and requested that Marcum furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees or disagrees with the statements by the Company in this Current Report on Form 8-K.

A copy of the letter from Marcum is attached hereto as Exhibit 16.1

Engagement of Horne, LLP

On June 10, 2021, the Company engaged Horne, LLP (“Horne”), as its new independent registered public accounting firm. The engagement of Horne was approved by the Company’s Board of Directors on June 9, 2021.

During the Company’s most recent fiscal year ended February 28, 2021 and through June 10, 2021, neither the Company nor anyone acting on its behalf consulted with Horne regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report was provided to the Company or oral advice was provided that Horne concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01. Financial Statements and Exhibits.

NUMBER	EXHIBIT

16.1	Letter from Marcum LLP, dated June 16, 2021, regarding the Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Norris Industries, Inc.

Dated: June 16, 2021	/s/ Patrick Norris
Patrick Norris, Chief Executive Officer